UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) – September 21, 2005

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-1.1: UNDERWRITING AGREEMENT
EX-1.2: JURISDICTION AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01 OTHER EVENTS.
On September 21, 2005, Platinum Underwriters Holdings, Ltd . (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, with regard to the issuance and sale of 5,839,286 common shares of the Company, par value $0.01 per share (the “Offering”). Net proceeds to the Company from the Offering are expected to be approximately $161,865,000. The shares were reoffered at $28.00. The shares were issued pursuant to an effective shelf registration statement on Form S-3 (File No. 333-113823) previously filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).
On September 21, 2005, the Company entered into a Jurisdiction Agreement (the “Jurisdiction Agreement”) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the Company agreed, among other things, that any proceeding brought by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated arising out of the Underwriting Agreement may be instituted in any United States Federal or State Court in New York City.
The above descriptions of the Underwriting Agreement and the Jurisdiction Agreement do not purport to be complete statements of the parties’ rights and obligations under the agreements and the transactions contemplated by the agreements. The above descriptions are qualified in their entirety by reference to the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 1.2 and are incorporated herein by reference.
The Company’s press releases regarding the Offering are attached as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
Exhibit 1.1 Underwriting Agreement, dated September 21, 2005, by and among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Exhibit 1.2 Jurisdiction Agreement, dated September 21, 2005, by and among the Company, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Exhibit 99.1 Press Release dated September 22, 2005.
Exhibit 99.2 Press Release dated September 22, 2005.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS
HOLDINGS, LTD.

By:	/s/ Michael E. Lombardozzi

Michael E. Lombardozzi
Executive Vice President,
General Counsel and Secretary
Date: September 22, 2005

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Exhibit Index

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, dated September 21, 2005, by and among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 1.2	Jurisdiction Agreement, dated September 21, 2005, by and among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 99.1	Press Release dated September 22, 2005.

Exhibit 99.2	Press Release dated September 22, 2005.